TRANSAMERICA SERIES TRUST
Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP
Supplement to the Currently Effective Prospectus and Summary Prospectus
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Effective on or about August 31, 2025, the ninth paragraph of the portfolio’s “Principal Investment Strategies” section in the Prospectus and Summary Prospectus and the ninth paragraph of the “More on Each Portfolio’s Strategies and Investments” section in the Prospectus relating to the portfolio will be deleted in its entirety and replaced with the following:
The portfolio seeks to manage return volatility by employing a managed risk strategy. The portfolio’s managed risk strategy seeks to stabilize the volatility of the portfolio around a target volatility level. Managing to the portfolio’s volatility target is expected to, on average over time, result in approximately 60% equity-related exposure and approximately 40% fixed-income exposure. Managing to the target volatility level may, at times, result in the portfolio’s exposures varying significantly from this asset mix goal. The sub‑adviser may use derivative instruments to accomplish this goal, which may include: equity futures contracts, treasury futures contracts, currency futures contracts, and other derivative instruments judged by the sub‑adviser to be beneficial to achieve the goals of the managed risk strategy. The sub‑adviser may also buy or sell derivative instruments based on one or more market indices in an attempt to maintain the portfolio’s volatility at the targeted level in an environment in which the sub‑adviser expects market volatility to decrease or increase, respectively. The sub‑adviser selects individual derivative instruments that it believes will have prices that are highly correlated to the Underlying Portfolio’s positions. The sub‑adviser adjusts derivative instruments to manage overall net portfolio risk exposure, in an attempt to stabilize the volatility of the portfolio around a predetermined target level and reduce the potential for portfolio losses during periods of significant market declines. The sub‑adviser seeks to monitor and forecast volatility in the markets using a proprietary model, and adjust the portfolio’s derivative instruments accordingly. In addition, the sub‑adviser will monitor liquidity levels of relevant derivative instruments and transparency provided by exchanges or the counterparties in derivatives transactions.
Effective on or about August 31, 2025, the following will replace the corresponding blended benchmark information in the Prospectus and Summary Prospectus in the “Performance” section under the sub‑heading “Average Annual Total Returns”:
Average Annual Total Returns (periods ended December 31, 2024)

	1 Year	5 Years	10 Years	Inception Date

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes, except foreign withholding taxes, as applicable)	9.49%	5.32%	5.72%

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP Blended Benchmark[2] (reflects no deduction for fees, expenses or taxes, except foreign withholding taxes, as applicable)	7.56%	4.37%	5.13%

[1]
Effective August 31, 2025, the Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP Blended Benchmark consists of the following: MSCI All Country World Index, 60% and Bloomberg Global Aggregate Index, 40%. The change to the weightings of the blended benchmark were made to reflect updates to the portfolio’s expected equity-related and fixed-income exposures over time.

[2]
Prior to August 31, 2025, the Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP Blended Benchmark consisted of the following: MSCI All Country World Index, 50% and Bloomberg Global Aggregate Index, 50%.

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Investors Should Retain this Supplement for Future Reference
June 26, 2025